UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): November 15, 2013 (November 11, 2013)

ZNOMICS, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-136372	52-2340974
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9531 West 78th Street, Suite 340

Eden Prairie, MN 55344
(Address of principal executive offices) (Zip Code)

(701) 651-3011
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

The disclosures set forth in Item 5.03 below are hereby incorporated by reference into this Item 2.01.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective as of November 11, 2013, Znomics, Inc., a Nevada corporation (the “Company”), filed Articles of Merger with the Secretary of State of the State of Nevada, pursuant to which Williston Holding Company, Inc., a Nevada corporation and wholly-owned subsidiary of the Company (“WHC”), merged with and into the Company, with the Company surviving the merger (the “Merger”). At the effective time of the Merger, all issued and outstanding capital stock of WHC owned by the Company was cancelled and extinguished, without any conversion thereof, and no payment was made with respect thereto.

Simultaneously with the Merger, an amendment to the Company’s Articles of Incorporation was filed, changing the Company’s name to “Williston Holding Company, Inc.” (the “Amendment”). The Company’s principal line of business will be the development, operation, and/or investment in infrastructure-related projects in the Bakken Shale region of North Dakota.

After giving effect to the Merger, the Company has approximately 3,928,936 shares of its Class A Common Stock and 506,119 shares of its Class B Common Stock issued and outstanding and approximately 1,067,146 additional shares of Class A Common Stock and 843,531 additional shares of Class B Common Stock issuable upon the exercise of outstanding options and warrants. The Merger did not affect the Company’s authorized capital, which remains at 100,000,000 shares of capital stock, par value $.001.

In connection with the Merger and Amendment, the Company obtained a new CUSIP number, 97068 P 109, and applied for a new ticker symbol with the Financial Industry Regulatory Authority, or “FINRA.” The Company is awaiting confirmation from FINRA of its acceptance of the Company’s name change and issuance of a new trading symbol, which is expected to be provided on or around November 19, 2013. Until that time, the Company’s stock will continue to be quoted and traded on the OTC Pink Current Information Tier of the OTC Markets Group, Inc. under the symbol “ZNOM.”

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit	Description

2.1	Articles of Merger of Znomics, Inc., as filed with the Nevada Secretary of State on November 6, 2013 and effective as of November 11, 2013

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZNOMICS, INC.:
(Registrant)

Date: November 15, 2013	By:	/s/ Lawrence A. Neumann
Lawrence A. Neumann, Chief Financial Officer

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EXHIBIT INDEX

2.1	Articles of Merger of Znomics, Inc., as filed with the Nevada Secretary of State on November 6, 2013 and effective as of November 11, 2013

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